                                                                    Exhibit 23.1


                          INDEPENDENT AUDITORS' CONSENT


We consent to the incorporation by reference in this Registration Statement of RSL Communications, Ltd. on Form S-8 of our report dated March 2, 2000, appearing in the Annual Report on Form 10-K/A of RSL Communications, Ltd. for the year ended December 31, 1999.



DELOITTE & TOUCHE LLP

New York, New York

August 3, 2000